UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2015 (October 5, 2015)

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 5, 2015, Pfizer Inc. (the “Company”) completed its previously announced debt exchange offers (the “Exchange Offers”) to exchange any and all validly tendered and not validly withdrawn 6.05% Notes due 2017 (the “Old 2017 Notes”), 5.20% Notes due 2020 (the “Old 2020 Notes”), 5.80% Notes due 2023 (the “Old 2023 Notes”) and 5.60% Notes due 2040 (the “Old 2040 Notes” and, collectively with the Old 2017 Notes, the Old 2020 Notes and the Old 2023 Notes, the “Hospira Notes”) issued by Hospira, Inc. (“Hospira”), a recently acquired subsidiary of the Company, for new notes issued by the Company (as described below). Pursuant to the Exchange Offers, the aggregate principal amounts of the Hospira Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$502,779,000 aggregate principal amount of Old 2017 Notes;

(ii)	$329,916,000 aggregate principal amount of Old 2020 Notes;

(iii)	$342,017,000 aggregate principal amount of Old 2023 Notes; and

(iv)	$494,769,000 aggregate principal amount of Old 2040 Notes.

Following such cancellation, $80,519,000 aggregate principal amount of Hospira Notes remain outstanding across the four series.

In connection with the Exchange Offers, the Company also solicited consents from holders of the Hospira Notes to amend (the “Proposed Amendments”) the indenture governing the Hospira Notes and the Hospira Notes to, among other things (1) eliminate substantially all of the restrictive covenants, (2) extend the cure period for certain events of default, (3) change the delivery date of the annual compliance certificate and (4) modify the change of control provisions in the Hospira Notes so that they will no longer apply. Prior to the acceptance for exchange of the tendered Hospira Notes by the Company, Hospira entered into the third supplemental indenture, dated as of October 5, 2015 (the “Third Supplemental Indenture”), between Hospira and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as trustee, and, with respect to each series of Hospira Notes that remain outstanding after the settlement of the Exchange Offers, amended the indenture governing the Hospira Notes and the Hospira Notes to adopt the Proposed Amendments.

In connection with the settlement of the Exchange Offers, the Company issued (i) $502,754,000 aggregate principal amount of 6.05% Notes due March 30, 2017 (the “2017 Notes”), (ii) $329,737,000 aggregate principal amount of 5.20% Notes due August 12, 2020 (the “2020 Notes”), (iii) $342,004,000 aggregate principal amount of 5.80% Notes due August 12, 2023 (the “2023 Notes”) and (iv) $494,769,000 aggregate principal amount of 5.60% Notes due September 15, 2040 (the “2040 Notes” and, together with the 2017 Notes, the 2020 Notes and the 2023 Notes, the “Notes”) in exchange for the validly tendered and accepted Hospira Notes. The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-4 (No. 333-206758) which was filed with the Securities and Exchange Commission (the “SEC”) and became effective on September 25, 2015. The terms of the Notes are further described in the Company’s prospectus dated September 25, 2015, as filed with the SEC under Rule 424(b)(3) of the Act on that date. The issuance of the Notes occurred on October 5, 2015. The Notes are unsecured general obligations of the Company and will rank equally with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

The Notes are governed by the terms of an indenture, dated as of January 30, 2001, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the “Trustee”), as supplemented by the fifth supplemental indenture, dated as of October 5, 2015, between the Company and the Trustee (the “Fifth Supplemental Indenture”).

The foregoing summary of the Third Supplemental Indenture and the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Supplemental Indenture and the Fifth Supplemental Indenture, copies of which are filed with this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of October 5, 2015, between Hospira, Inc. and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as trustee, to the Indenture, dated as of June 14, 2004, between Hospira, Inc. and LaSalle Bank National Association, as trustee, as supplemented by the Second Supplemental Indenture, dated as of April 30, 2009, between Hospira, Inc., MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as successor trustee, and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as resigning trustee, relating to the 6.05% Notes due 2017, 5.20% Notes due 2020, 5.80% Notes due 2023 and 5.60% Notes due 2040 issued by Hospira, Inc.

4.2	Fifth Supplemental Indenture, dated as of October 5, 2015, between Pfizer Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated as of January 30, 2001, between Pfizer Inc. and The Bank of New York Mellon (formerly The Bank of New York), as successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank, formerly The Chase Manhattan Bank), as trustee, relating to the 6.05% Notes due 2017, 5.20% Notes due 2020, 5.80% Notes due 2023 and 5.60% Notes due 2040 issued by Pfizer Inc.

4.3	Form of Pfizer Inc.’s 6.05% Notes due 2017 (included in Exhibit 4.2)

4.4	Form of Pfizer Inc.’s 5.20% Notes due 2020 (included in Exhibit 4.2)

4.5	Form of Pfizer Inc.’s 5.80% Notes due 2023 (included in Exhibit 4.2)

4.6	Form of Pfizer Inc.’s 5.60% Notes due 2040 (included in Exhibit 4.2)

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Vice President and Corporate Secretary, Chief Counsel—Corporate Governance

Dated: October 6, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of October 5, 2015, between Hospira, Inc. and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as trustee, to the Indenture, dated as of June 14, 2004, between Hospira, Inc. and LaSalle Bank National Association, as trustee, as supplemented by the Second Supplemental Indenture, dated as of April 30, 2009, between Hospira, Inc., MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as successor trustee, and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as resigning trustee, relating to the 6.05% Notes due 2017, 5.20% Notes due 2020, 5.80% Notes due 2023 and 5.60% Notes due 2040 issued by Hospira, Inc.

4.2	Fifth Supplemental Indenture, dated as of October 5, 2015, between Pfizer Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated as of January 30, 2001, between Pfizer Inc. and The Bank of New York Mellon (formerly The Bank of New York), as successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank, formerly The Chase Manhattan Bank), as trustee, relating to the 6.05% Notes due 2017, 5.20% Notes due 2020, 5.80% Notes due 2023 and 5.60% Notes due 2040 issued by Pfizer Inc.

4.3	Form of Pfizer Inc.’s 6.05% Notes due 2017 (included in Exhibit 4.2)

4.4	Form of Pfizer Inc.’s 5.20% Notes due 2020 (included in Exhibit 4.2)

4.5	Form of Pfizer Inc.’s 5.80% Notes due 2023 (included in Exhibit 4.2)

4.6	Form of Pfizer Inc.’s 5.60% Notes due 2040 (included in Exhibit 4.2)

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